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                                                                   EXHIBIT 23.01


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-88595) of our report dated January 21, 2000, with respect to the financial statements and financial statement schedule of Egreetings Network, Inc. included in its Annual Report on Form 10-K as amended for the year ended December 31, 1999.


                                        /s/ ERNST & YOUNG LLP


Walnut Creek, California
March 28, 2000